TerraForm Global • 7550 Wisconsin Avenue, 9th Floor • Bethesda, Maryland 20814 • www.terraform.com TerraForm Global Operating, LLC 7550 Wisconsin Avenue, 9th Floor Bethesda, Maryland 20814 May 13, 2016 Via E-Mail Roystone Capital Master Fund Ltd. NPB Manager Fund SPC – Segregated Portfolio 100 Attn: Laura Roche, COO/CFO, Roystone Capital Management LP GoldenTree Credit Opportunities Master Fund Ltd. GoldenTree Distressed Master Fund 2014 Ltd. GoldenTree Distressed Fund 2014 LP GoldenTree E Distressed Debt Master Fund II LP GoldenTree E Distressed Debt Fund II LP GoldenTree Entrust Master Fund SPC on behalf of and for the account of Segregated Portfolio I GoldenTree Master Fund II, Ltd. GoldenTree Master Fund, Ltd. GN3 SIP Limited. GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P. GoldenTree Multi-Sector Master Fund ICAV – GoldenTree Multi-Sector Master Fund Portfolio A GoldenTree NJ Distressed Fund 2015 LP GT NM, L.P. Gold Coast Capital Subsidiary X Limited Stellar Performer Global Series: Series G – Global Credit Attn: John DeMartino Kingdon Associates Kingdon Credit Master Fund L.P. Kingdon Family Partnership, L.P. M. Kingdon Offshore Master Fund L.P. Attn: Mark Kingdon, Managing Member, Kingdon Capital Management L.L.C. Knighthead Master Fund, L.P. Knighthead (NY) Fund, L.P. Knighthead Annuity & Life Assurance Company Attn: Laura Torrado P. Schoenfeld Asset Management LP Attn: Alan Chan, Deputy Chief Compliance Officer c/o Matthew Feldman, Willkie Farr & Gallagher LLP

TerraForm Global • 7550 Wisconsin Avenue, 9th Floor • Bethesda, Maryland 20814 • www.terraform.com Re: Notice of Default to TerraForm Global Operating, LLC Dear Ms. Roche, Mr. DeMartino, Mr. Kingdon, Ms. Torrado and Mr. Chan: We received your letter, dated May 11, 2016, on behalf of certain beneficial holders of 9.75% Senior Notes due 2022 (the “Notes”) of TerraForm Global Operating, LLC (the “Issuer”), which purports to constitute a notice of default for alleged failure of the Issuer to comply with its obligations under Section 4.03(a)(1) of the indenture, dated as of August 5, 2015 (the “Indenture”), by and among the Issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Notes. Your purported notice of default with respect to the Notes is untimely, and therefore ineffective, under the Indenture. The Indenture provides that the Issuer has not failed to comply with the reporting requirements under Section 4.03(a) of the Indenture, for purposes of determining whether an Event of Default has occurred, until 60 days after the date a relevant report is required to be filed with the Securities and Exchange Commission (the “SEC”) (or made available on a website pursuant to Section 4.03 of the Indenture). Section 4.03(f) of the Indenture, which relates to alleged failures to comply with the reporting requirements of Section 4.03, was intended to reference Section 6.01(3) (which explicitly addresses failures to comply with Section 4.03) and not Section 6.01(4) (which on its face addresses failures to comply with provisions of the Indenture other than Section 4.03). As the annual report of TerraForm Global, Inc. on Form 10-K (the “Form 10-K”) for the year ended December 31, 2015 was due on March 30, 2016, a default under Section 4.03(a)(1) of the Indenture for failure to file the Form 10-K cannot occur until May 29, 2016. Notice of a default must be given on or after May 29, 2016 by the Trustee or holders of at least 25% in aggregate principal amount of the Notes as of such date. Nothing in this letter should be construed as waiving any of the Issuer’s rights under the Indenture or applicable law, and the Issuer reserves all rights thereunder. The Issuer continues to work diligently to make its required filings under the Securities Exchange Act of 1934, as amended, as soon as practicable.

TerraForm Global • 7550 Wisconsin Avenue, 9th Floor • Bethesda, Maryland 20814 • www.terraform.com We look forward to constructively working with all stakeholders to preserve and enhance the value of the Issuer and TerraForm Global, Inc. Best regards, /s/ Rebecca Cranna Rebecca Cranna Executive Vice President & Chief Financial Officer